UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2010 (April 20, 2010)

DORAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Puerto Rico	001-31579	66-0312162
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 787-474-6700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification of the Rights of Security Holders.

On April 20, 2010, Doral Financial Corporation (“Doral Financial” or the “Company”) filed with the Department of State of the Commonwealth of Puerto Rico a Certificate of Designations (the “Certificate of Designations”) setting forth the terms of its Mandatorily Convertible Non-Cumulative Non-Voting Preferred Stock, par value $1.00 per share, liquidation preference $1,000 per share (the "Preferred Stock").  Under the terms of the Preferred Stock, the Company’s ability to declare or pay dividends or make distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of its common stock (the “Common Stock”), or any junior stock or parity stock currently outstanding or issued in the future, will be subject to certain restrictions in the event that the Company does not pay in full all dividends that have been declared on the Preferred Stock.  The terms of the Preferred Stock are more fully set forth in the Certificate of Designations described in Item 5.03 below and attached hereto as Exhibit 3.1 and incorporated herein by reference.  A copy of the form of certificate for the Preferred Stock is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Certificate of Designations, which sets out the form and the terms of the Preferred Stock, amends the Company’s Second Restated Certificate of Incorporation, as amended (the “Second Restated Certificate of Incorporation”) and was effective immediately upon filing.  The Preferred Stock ranks, with respect to dividend rights and rights upon the Company’s liquidation, winding-up or dissolution:

•
senior to the Common Stock and each other class or series of capital stock of the Company outstanding or established after the date on which shares of the Preferred Stock are first issued by the Company the terms of which expressly provide that such class or series ranks junior to the Preferred Stock;

•
equal with the Company’s 4.75% Perpetual Cumulative Convertible Preferred Stock, 7.00% Noncumulative Monthly Income Preferred Stock, Series A, 8.35% Noncumulative Monthly Income Preferred Stock, Series B, 7.25% Noncumulative Monthly Income Preferred Stock, Series C, and with each other class or series of capital stock of the Company the terms of which do not expressly provide that such class or series ranks senior or junior to the Preferred Stock;

•
junior to all capital stock issued by the Company the terms of which expressly provide that such capital stock ranks senior to the Preferred Stock (or to a number of series of preferred stock that includes the Preferred Stock); and

•	junior to the Company’s and its subsidies’ existing and future indebtedness.

Holders of the Preferred Stock are entitled to receive cash dividends on the liquidation preference of $1,000 per share, when and if declared by the Board of Directors, in an amount equivalent to the dividends payable on the Common Stock.  Dividends on shares of the Preferred Stock are non-cumulative and the Preferred Stock has no stated dividend yield.  Furthermore, the Company has no obligation to declare, and the holders of the Preferred stock have no right to receive, dividends for any period with respect to the Preferred Stock.

The Preferred Stock of each holder will mandatorily convert into shares of Common Stock at an initial conversion price of $4.75 per share, subject to adjustment, following the latest of (1) the receipt by the Company of the stockholder approval necessary to approve the conversion of the Preferred Stock into Common Stock for purposes of Section 312.03 of the New York Stock Exchange Listed Company Manual; (2) if applicable to the holder’s conversion, the expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended; and (3) in the case of an investor that is a direct or indirect investor in Doral Holdings Delaware LLC, a Delaware limited liability company and the parent of Doral Financial (“Doral Holdings”), the earlier of (a) the date on which the Company’s registration statement on Form S-1 with respect to the resale of Common Stock issued pursuant to the Stock Purchase Agreement dated April 19, 2010 between the Company and various purchasers (or upon the conversion of the Preferred Stock) has been declared effective and (b) the 180th day after the closing date of an acquisition of certain assets and assumption of certain liabilities of one or more banks from the Federal Deposit Insurance Corporation, as receiver (an “Acquisition”) (or, if none, the funding date of the Preferred Stock), provided that such investor may delay conversion until after the dissolution of Doral Holdings, as described in the Company’s Current Report on Form 8-K, filed April 20, 2009.

2

However, if a holder of the Preferred Stock owns or would own following conversion, directly or indirectly, in excess of 9.9% of the Company’s outstanding voting securities (4.9% for a purchaser that is subject to the Bank Holding Company Act of 1956, as amended), the Preferred Stock owned by such purchaser will not be converted on the mandatory conversion date to the extent it would exceed this threshold.

If stockholder approval has not been given for the issuance of Common Stock into which Preferred Stock is convertible in accordance with the requirements of the New York Stock Exchange within 180 days of the closing of an Acquisition (or, if none, the funding date for the Preferred Stock), the conversion price will be reduced by 1.0% every 90 days thereafter until stockholder approval is obtained, subject to a maximum reduction of 10%.

Except as required by law or the Company’s Second Restated Certificate of Incorporation, including the Certificate of Designations, the holders of the Preferred Stock will have no voting rights (other than with respect to certain matters regarding the Preferred Stock).

The foregoing description is qualified in its entirety by reference to the Certificate of Designations, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit
*3.1	Certificate of Designations of Mandatorily Convertible Non-Cumulative Non-Voting Preferred Stock (including form of stock certificate).
*4.1	Form of Certificate for the Mandatorily Convertible Non-Cumulative Non-Voting Preferred Stock (included in Exhibit 3.1).

*	Filed herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: April 26, 2010	By:	/s/ Glen R. Wakeman
Name: Glen R. Wakeman
Title:Chief Executive Officer

Exhibit Index
Exhibit No.	Description of Exhibit
*3.1	Certificate of Designations of Mandatorily Convertible Non-Cumulative Non-Voting Preferred Stock (including form of stock certificate).
*4.1	Form of Certificate for the Mandatorily Convertible Non-Cumulative Non-Voting Preferred Stock (included in Exhibit 3.1).

*	Filed herewith.